Exhibit 10.4
ASSIGNMENT OF
MANAGEMENT AND OPERATIONAL SERVICES AGREEMENT
     This ASSIGNMENT OF MANAGEMENT AND OPERATIONAL SERVICES AGREEMENT (the “Assignment”) is made this 26th day of September, 2006, by and between CENTRAL IOWA ENERGY, LLC, an Iowa limited liability company (the “Company”) and F & M BANK — IOWA, a bank chartered under the laws of the State of Iowa (the “Lender”).
RECITALS
     A. Company and Lender have entered into a Master Loan Agreement and Supplements, dated on or about September 26, 2006 (together the “Loan Agreement”), pursuant to which Lender will extend to Company various credit facilities for the purposes of acquiring, constructing, equipping, and furnishing of a biodiesel production facility to be located near the city of Newton, Jasper County, Iowa.
     B. As a condition to extending the various credit facilities to Company the Lender has required the execution of this Assignment of Management and Operational Services Agreement by the Company.
AGREEMENT
Accordingly, in consideration of the foregoing, the parties agree as follows:
     1. Company does hereby grant, assign, transfer and set over unto the Lender all of its right, title and interest in and to that certain Management and Operational Services Agreement dated August 22, 2006 as amended by that certain First Amendment to Management and Operational Services Agreement dated on or before September 26, 2006 (the “Contract”), by and between Company and Renewable Energy Group, Inc., a Delaware corporation, with its principal offices of business in 406 1st Street, PO Box 68, Ralston, Iowa 51459 (“REG”), providing for the management of the Company, and acting in the name of the Company regarding the holding, acquiring, leasing, constructing, maintaining and operating the Company’s Assets and providing for the sale of biodiesel to REG by the Company as described in the Management Agreement, a true and correct copy of which is attached to this Assignment as Exhibit A.
     2. Company agrees that Lender does not assume any of the obligations or duties of Company under and with respect to the Contract unless and until Lender gives REG written notice that it has affirmatively exercised its rights to performance under the Contract following the occurrence of an Event of Default under the Loan Agreement. In the event that Lender does not personally undertake to perform under the Contract, Lender has no liability whatsoever for the performance of any of such obligations or duties. For the purpose of performing under the Contract, Lender may, in its absolute discretion, reassign its right, title and interest in the Contract, upon notice to REG, but without any requirement of Company’s consent.
     3. Company represents and warrants there have been no prior assignments of the Contract, that the Contract is a valid and enforceable agreement, and that neither Company nor REG is in default thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof.

Company agrees that no material change in the terms thereof shall be valid without the prior written approval of Lender, which approval shall not be unreasonably withheld. Company agrees not to assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Contract so long as this Assignment is in effect, except as otherwise permitted under the Loan Agreement.
     4. Company hereby irrevocably constitutes and appoints Lender as attorney-in-fact to demand, receive and enforce Company’s rights with respect to the Contract, to make payments under the Contract and to give appropriate receipt, releases and satisfactions for and on behalf of and in the name of Company, at the option of Lender in the name of Lender, with the same force and effect as Company could do if this Assignment had not been made.
     5. This Assignment shall constitute a perfected, absolute and present assignment, provided that Lender shall have no right under this Assignment to take any actions under Paragraph 4 of this Assignment or enforce the provisions of the Contract until an Event of Default occurs under the Loan Agreement. Upon the occurrence of any such Event of Default, Lender may, without affecting any of its rights or remedies against Company under any other instrument, document or agreement, exercise its rights under this Assignment as Company’s attorney-in-fact in any manner permitted by law.
     6. Company hereby agrees to indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, and reasonable costs and expenses, including without limitation reasonable attorneys’ fees, to which Lender may become exposed, or which Lender may incur, in exercising any of its rights under this Assignment.
     7. Subject to the aforesaid limitation of further assignment by Company, this Assignment shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns.
     8. This Assignment can be waived, modified, amended, terminated or discharged only explicitly in writing signed by Lender and Company. A waiver signed by Lender shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Lender’s rights or remedies hereunder. All rights and remedies of Lender shall be cumulative and shall be exercised singularly or concurrently, at Lender’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.
     9. All capitalized terms used in this Assignment, but not otherwise defined herein, shall have the meanings as set forth in the Loan Agreement.
     IN WITNESS WHEREOF, the Company has executed this Assignment of Management and Operational Services Agreement on the date first stated above.

CENTRAL IOWA ENERGY, LLC,
an Iowa limited liability company

/s/ James Johnston
By James Johnston
Its Chairman

EXHIBIT A
Management Agreement
by and between Company and REG

ACKNOWLEDGMENT AND CONSENT OF
ASSIGNMENT OF
MANAGEMENT AND OPERATIONAL SERVICES AGREEMENT
     In consideration of the Lender making the loan to the Company as described in the foregoing Assignment, the undersigned (“REG”) hereby consents to the above Assignment and acknowledges and agrees with the Lender as follows:
     1. REG has read the Assignment and this Acknowledgment and Consent and understands all of the provisions therein and herein.
     2. REG has entered into an Management and Operational Services Agreement dated August 22, 2006 as amended by that certain First Amendment to Management and Operational Services Agreement dated on or before September 26, 2006 with the Company, a true and correct copy of which is attached as Exhibit A (the “Contract”), pursuant to which REG has agreed to provide for the management of the Company and act in the name of the Company regarding the holding, acquiring, leasing, constructing, maintaining and operating the Company’s Assets as described in the Management and Operational Services Agreement for the Company.
     3. The Contract is in full force and effect and has not been amended or assigned and REG is not aware of any event that has occurred or failed to occur as of the date hereof which, but for the passage of time or the giving of notice or both, would be a default thereunder.
     4. The Assignment is a perfected, absolute and present assignment, provided that Lender has no right under the Assignment to take any actions under Paragraph 4 of the Assignment or enforce the provisions of the Contract until an Event of Default occurs under the Loan Agreement.
     5. Upon the occurrence of an Event of Default under the Loan Agreement, and upon receipt by REG of a written notice from Lender that it has affirmatively exercised its right to assume the Contract, REG shall, at the Lender’s request, continue performance for the Lender’s benefit under the Contract in accordance with the terms thereof.
     6. Upon the occurrence of an Event of Default under the Loan Agreement and upon receipt by REG of a written notice from Lender that it has affirmatively exercised its right to assume the Contract, Lender may enforce the obligations of the Contract with the same force and effect as if enforced by the Company and may perform the obligations of the Company. REG will accept such performance in lieu of performance by the Company and in full satisfaction of the Company’s obligations under the Contract with respect to which such performance is made by Lender.
     7. REG will give Lender prompt written notice of any default by Company under the Contract. REG will not terminate the Contract on account of any default of Company thereunder without written notice of such default to Lender and providing Lender thirty (30) days to cure the default. However, nothing herein shall require Lender to cure any default of Company under the Contract.
     8. All capitalized terms used in this Acknowledgement and Consent, but not otherwise defined herein, shall have the meanings as set forth in the Loan Agreement.

{SIGNATURE PAGE TO FOLLOW}
SIGNATURE PAGE TO
ACKNOWLEDGMENT AND CONSENT
OF
ASSIGNMENT OF MANAGEMENT AND OPERATIONAL SERVICES AGREEMENT
BY AND BETWEEN
CENTRAL IOWA ENERGY, LLC
AND
F & M BANK – IOWA
DATED: September 26, 2006
Dated: October 9th, 2006

RENEWABLE ENERGY GROUP, INC. a
Delaware corporation

/s/ Nile D. Ramsbottom
By: Nile D. Ramsbottom
Its: President
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